Intangible Assets	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
6. Intangible Assets
Intangible assets, net of accumulated amortization consisted of the following:

	December 31,
	2024	2023
Water contracts	$28,556	$14,956
Surface use agreements	24,247	18,619

Subtotal	52,803	33,575
Less: accumulated amortization	(7,538)	(4,933)

Total intangible assets, net	$45,265	$28,642

	December 31,
	2024	2023
Accumulated amortization
Water contracts	$3,516	$2,193
Surface use agreements	4,022	2,739

Total accumulated amortization	$7,538	$4,933

On March 18, 2024, the Company acquired a surface use agreement as part of an acquisition of land in Lea County, New Mexico. The purchase consideration attributable to the surface use agreement was approximately $0.5 million, which will be amortized over a term of 30 years.
On November 1, 2024, the Company acquired a water contract as part of an acquisition of land in Winkler County, Texas. The purchase consideration attributable to the surface use agreement was approximately $13.6 million, which will be amortized over a term of 7 years.
On November 22, 2024, the Company acquired surface use agreements as part of an acquisition of land in Lea County, New Mexico. The purchase consideration attributable to the surface use agreements was approximately $5.1 million, which will be amortized over a term of 15 years.
The Company recognized $2.6 million and $2.2 million in amortization expense for the years ended December 31, 2024 and 2023, respectively. The remaining weighted average amortization period for both surface use agreements and water contracts was 10.9 years and 12.8 years as of December 31, 2024 and 2023, respectively.
Future amortization expense related to such intangibles for the next five years and thereafter as of December 31, 2024 is as follows:

Amortization Expense
2025	4,560
2026	4,560
2027	4,560
2028	4,560
2029	4,560
Thereafter	22,465

Total	$45,265